                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 24, 2002


                           FIRST NATIONAL FUNDING LLC
                     FIRST BANKCARD MASTER CREDIT CARD TRUST
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


           Nebraska                      333-86574-00, 333-86574-01                            02-0598125
           --------                      --------------------------                            ----------
  (State of Incorporation)                (Commission File Number)                   (IRS Employer Identification
                                                                                                 Number)

                    1620 Dodge Street
                     Omaha, Nebraska                       68102
         ------------------------------------------       ---------
          (Address of principal executive offices)       (Zip Code)


                                 (402) 341-0500
                       -----------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                   -------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

      On October 24, 2002, First National Master Note Trust issued $332,000,000
Class A Series 2002-1 Asset Backed Notes, $31,000,000 Class B Series 2002-1
Asset Backed Notes, and $37,000,000 Class C Series 2002-1 Asset Backed Notes
(collectively, the "Notes") described in a Prospectus Supplement dated October
16, 2002 to Prospectus dated October 16, 2002.

Item 7.  Financial Statements and Exhibits.

(C)   Exhibits

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
EXHIBIT NO.       DOCUMENT DESCRIPTION
Exhibit 1.1       Underwriting Agreement, dated October 16, 2002, among Banc One
                  Capital Markets, Inc. and Banc of America Securities LLC.,
                  Representatives of the Underwriters, First National Funding
                  LLC and First National Bank of Omaha

Exhibit 3.1       Operating Agreement of First National Funding LLC. dated as of
                  October 24, 2002

Exhibit 4.1       Master Indenture, dated as of October 24, 2002, between First
                  National Master Note Trust and The Bank of New York

Exhibit 4.2       Series 2002-1 Indenture Supplement, dated as of October 24,
                  2002, between First National Master Note Trust and The Bank of
                  New York, including form of the Notes

Exhibit 4.3       Transfer and Servicing Agreement, dated as of October 24,
                  2002, between First National Funding LLC, First National Bank of Omaha and First National Master Note Trust

Exhibit 4.4       Trust Agreement, dated as of October 16, 2002, between First
                  National Funding LLC and Wilmington Trust Company

Exhibit 4.5 Administration Agreement, dated as of October 24, 2002, between First National Master Note Trust and First National
                  Bank of Omaha

Exhibit 4.6 Second Amended and Restated Pooling and Servicing Agreement, dated as of October 24, 2002, by and among First National
                  Funding LLC, First National Bank of Omaha and The Bank of New
                  York

Exhibit 4.7 Collateral Series Supplement, dated as of October 24, 2002, among First National Funding LLC, First National Bank of Omaha and The Bank of New York, including form of Collateral
                  Certificate

Exhibit 4.8 Receivables Purchase Agreement, dated October 24, 2002, between First National Bank of Omaha and First National
                  Funding LLC

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2002               FIRST NATIONAL FUNDING LLC

                                      By:  First National Funding Corporation,
                                           Managing Member

                                      By   /s/ Jean L. Koenck
                                           -------------------------------------
                                           Jean L. Koenck, Senior Vice President

Dated: October 24, 2002               FIRST BANKCARD MASTER CREDIT
                                      CARD TRUST,

                                      By:  First National Bank of Omaha,
                                           As Servicer of First Bankcard
                                           Master Credit Card Trust

                                      By:  /s/ Jean L. Koenck
                                           -------------------------------------
                                           Jean L. Koenck, Senior Vice President